Investee Companies and other investments	12 Months Ended
Dec. 31, 2018
Disclosure of associates [abstract]
Investee Companies and other investments
Note 6 - Investee Companies and other investments

A.	Equity accounted investees

U. Dori Energy Infrastructures Ltd. (“Dori Energy”) –

On November 25, 2010, the Company through its wholly owned subsidiary, Ellomay Clean Energy Ltd. ("Ellomay Energy") entered into an Investment Agreement (the "Dori Investment Agreement") with Dori Group Ltd. ("Dori Group") (currently Amos Luzon Entrepreneurship and Energy Group Ltd. – “Luzon Group”), and Dori Energy, with respect to an investment in Dori Energy. Dori Energy holds 18.75% of the share capital of Dorad Energy Ltd. ("Dorad"), which owns an approximate 850 MWp bi-fuel operated power plant in the vicinity of Ashkelon, Israel (the "Dorad Power Plant").

Concurrently with the execution of the Dori Investment Agreement, Ellomay Energy, Dori Energy and Dori Group have also entered into the Dori Shareholders Agreement ("Dori SHA"). The Dori SHA grants each of Dori Group and Ellomay Energy with equal rights to nominate directors in Dorad, provided that in the event Dori Energy is entitled to nominate only one director in Dorad, such director shall be nominated by Ellomay Energy for so long as Ellomay Energy holds at least 30% of Dori Energy.

On May 12, 2014, Dorad was issued production licenses for 20 years and a supply license for one year and, on May 19, 2014, Dorad began commercial operation of the power plant. In July 2015, Dorad was issued a long term supply license that will expire on May 11, 2034.

In May 2016, the Company exercised an option to acquire additional share capital of Dori Energy. Following the exercise of this option, the Company’s holdings in Dori Energy increased from 49% to 50% and the Company’s indirect ownership of Dorad increased from 9.1875% to 9.375%. The aggregate amount paid by the Company in connection with the exercise of the second option amounted to approximately NIS 2,800 thousand (approximately €657 thousand), including approximately NIS 400 thousand (approximately €93 thousand) required in order to realign the shareholders loans provided to Dori Energy by its shareholders with the new ownership structure. The Company determined the fair value of the acquired assets and liabilities and allocated the consideration to customers’ contracts.

As of December 31, 2018, subordinated shareholder loans granted by the Company to Dori Energy (including amounts extended in connection with the exercise of the first and second options) amount to approximately NIS 39,419 thousand (approximately €9,185 thousand). The shareholder loans are linked to the Israeli CPI and bear an annual interest rate that is 3% higher than the interest Dorad is committed to pay to Dorad's financing consortium during the financial period in respect of the "senior debt" (5.1% as of December 31, 2018 following a decrease of 0.4% that occurred in July 2018 as a result of an increase in Dorad’s rating).

During July 2016, in connection with the repayment by Dorad of interest and principal on account of shareholders loans in the aggregate amount of approximately NIS 350,000 thousand (approximately €82,000 thousand), the Company received an amount of approximately NIS 30,000 thousand (approximately €7,030 thousand). During January 2017, in connection with the repayment by Dorad of interest on account of shareholders loans of approximately NIS 50,000 thousand (approximately €12,330 thousand), the Company received an amount of approximately NIS 1,750 thousand (approximately €407 thousand).

During January and November 2018, in connection with the repayment by Dorad of interest and principal on account of shareholders loans in the aggregate amount of approximately NIS 80,000 thousand and NIS 110,000 thousand, respectively (approximately €--19,265 thousand and €26,040 thousand, respectively), the Company received an amount of approximately NIS 6,950 thousand and NIS 10,300 thousand, respectively (approximately €1,670 thousand and €2,440 thousand, respectively). During November 2018, the Company received an additional amount of NIS 2,000 thousand (approximately €466 thousand) as repayment of shareholder loan. The Company recorded current maturities of loan to an equity accounted investee in the amount of approximately NIS 1,780 thousand respectively (approximately €415 thousand).

As of December 31, 2018, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Electricity Authority, the Israeli Electric Company and the Israel Natural Gas Lines Ltd. Total performance guarantees provided by Dorad amounted to approximately NIS 173,000 thousand (approximately €40,311 thousand). The Company's indirect share of guarantees provided on behalf of Dorad through its shareholders is approximately NIS 16,200 thousand (approximately €3,780 thousand).

On December 19, 2016, the Israeli Electricity Authority published a summary decision regarding “Electricity Rates for Customers of IEC in 2016” which in accordance the average production component was reduced by approximately 0.5% as from January 1, 2017 and remained in effect to the end of 2017. On January 15, 2018, the electricity rate has been changed. According to the decision the average production component increased by approximately 6% from January 15, 2018 and remained in effect to the end of 2018. On December 24, 2018, the Israeli Electricity Authority published its decision to increase the 2019 electricity rate by approximately 3%, subject to reducing the excise tax on coal.

The investment in Dori Energy is accounted for under the equity method.

Dorad and its shareholders are involved in several legal proceedings as follows:

        Petition to Approve a Derivative Claim filed by Dori Energy

On July 16, 2015, Dori Energy and Dori Energy’s representative on Dorad’s board of directors, Mr. Hemi Raphael , filed a petition (the "Petition"), for approval of a derivative action on behalf of Dorad with the Economic Department of the Tel Aviv-Jaffa District Court. The Petition was filed against Zorlu Enerji Elektrik Uretim A.S, which holds 25% of Dorad (“Zorlu”), Zorlu’s current and past representatives on Dorad’s board of directors and Wood Group Gas Turbines Services Ltd. (“Wood Group”) and several of its affiliates, all together, the Defendants. The petition requested, inter alia, that the court instruct the Defendants to disclose and provide to Dorad documents and information relating to the contractual relationship between Zorlu and Wood Group, which included the transfer of funds from Wood Group to Zorlu in connection with the EPC agreement of the Dorad Power Plant.

On January 12, 2016, Dori Energy filed a motion to amend the Petition to add Ori Edelsburg (a director in Dorad) and affiliated companies as additional respondents, to remove Zorlu's representatives and to add several documents which were obtained by Dori Energy, after the Petition had been filed. At a hearing held on April 20, 2016, the request submitted in January 2016 to amend the Dori Energy Petition to add Ori Edelsburg (a director in Dorad) and affiliated companies as additional respondents was approved.

On December 27, 2016, an arbitration agreement was executed pursuant to which this proceeding, as well as the two proceedings mentioned below will be arbitrated before Judge (retired) Hila Gerstel. Following the execution of the arbitration agreement, Dori Energy and Mr. Hemi Raphael requested the deletion of the proceeding and the request was approved.

A statement of claim was filed by Dori Energy and Mr. Hemi Raphael on behalf of Dorad against Zorlu, Mr. Edelsburg, Edelcom Ltd. (“Edelcom”) and Edeltech Holdings 2006 Ltd. on February 23, 2017 in which they repeated their claims included in the amended Petition and in which they required the arbitrator to obligate the defendants, jointly and severally, to pay an amount of $183,367,953 plus interest and linkage to Dorad.

During March 2017, the respondents filed two motions with the arbitrator as follows: (i) to instruct the plaintiffs to resubmit the statement of claim filed in connection with the arbitration proceedings in a form that will be identical to the form of the statement of claim submitted to the court, with the addition of the monetary demand only or, alternatively, to instruct that several sections and exhibits will be deleted from the statement of claim and (ii) to postpone the date for filing their responses by 45 days from the date the motion set forth under (i) is decided upon. The plaintiffs filed their objection to both motions and some of the respondents filed their responses to the objection.

In April 2017, the arbitrator rejected the majority of the defendants’ motions that were filed in March 2017. In April 2017, the Defendants filed their statements of defense. Within the said statements of defense, Zorlu attached a third party notice against Dorad, Dori Energy and the Luzon Group, in the framework of which it repeated the claims on which its defense statement was based and claimed, among other claims, that if the plaintiffs’ claim against Zorlu was accepted  and would negate Zorlu’s right receive compensation and profit from its agreement with Dorad and therefore Zorlu should be compensated in the amount of approximately NIS 906.4 million (approximately €218 million). Similarly, also within their statement of defense, Edelcom, Mr. Edelsburg and Edeltech (together, the “Edelsburg Group”) filed a third party notice against Dori Energy claiming for breaches by Dori Energy of the duty to act in good faith in contract negotiations and that any amount ruled will constitute unlawful enrichment.

On October 1, 2017, Eilat Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad’s shares, filed a statement of claim in the arbitration proceedings In its statement of claim, EAIS joins Dori Energy’s and Mr. Raphael’s request as set forth in the statement of claim filed by them in the arbitration proceeding and raises claims that are similar to the claims raised by Dori Energy and Mr. Raphael. In November 2017, Dori Energy and Mr. Raphael filed their responses to the defendants’ statements of defense and in December 2017, Dori Energy, Mr. Raphael and EAIS filed their statements of defense to the third party notices submitted by the defendants.

In December 2017, Zorlu filed a request in connection with the Dori Energy statement of claim to the extent it is directed at board members serving on behalf of Zorlu and in January 2018 the arbitrator provided its ruling that the legal validity of the actions or inactions of board members of Dorad will be attributed to the entities that are shareholders of Dorad on whose behalf the relevant board member acted and the legal determinations, if any, will be directed only towards the shareholders of Dorad.

During January 2018, Mr. Edelsburg, Edelcom and Zorlu filed their statement of defense in connection with the claim filed by EAIS and also filed third party notices against EAIS, Dori Energy and the Luzon Group claiming that EAIS and the Luzon Group enriched themselves at Dorad’s account without providing disclosure to the other shareholders and requesting that, should the position of Dori Energy and EAIS be accepted in the main proceeding, the arbitrator, among other things, obligate EAIS to refund to Doard all of the rent paid to date and determine that Dorad is not required to pay any rent in the future or determine that the rent fees be reduced to their market value and refund Dorad the excess amounts paid by it to EAIS, to determine that the board members that represent EAIS and Dori Energy breached their fiduciary duties towards Dorad and obligate EAIS and Dori Energy to pay the amount of $140 million (approximately €123 million), plus interest in the amount of $43 million (approximately €38 million), which is the amount Zorlu received for the sale of its rights under the Dorad EPC agreement, and to rule that in connection with the engineering and construction works performed by the Luzon Group, the Luzon Group and Dori Energy are required to refund to Dorad or compensate the defendants in an amount of $24 million (approximately €21 million), plus interest and linkage and, alternatively, to determine that Mr. Edelsburg, Edelcom and Zorlu are entitled to indemnification from the third parties for the entire amount they will be required to pay.

In March 2018, Zorlu and Edelcom submitted requests to remove the arbitrator from her position. In April 2018 the other parties to the arbitration filed their responses (objections) to the said requests and responses were also submitted thereafter by Zorlu and Edelcom. In June 2018, the arbitrator rejected the requests for her removal from office.

In July 2018, an arbitration meeting was held, in which the parties agreed to postpone the dates set for the arbitration process, and among other things, the dates for evidentiary hearings were set for March and April 2019. In addition, in July 2018, Edelcom and Zorlu submitted opening motions to the Tel Aviv District Court for the removal of the arbitrator from her position. In October 2018 a hearing was held in the Tel Aviv District Court and the court ruled to reject the opening motions and ordered that the parties should resume the arbitration proceedings. The parties are in the process of appointing a new arbitrator.

In November 2018, Edelcom and Zorlu submitted requests to the Israeli Supreme Court for permission to file an appeal on the Tel Aviv District Court’s ruling. The requests in connection with the removal of the arbitrator from her position also relate to the other proceedings held before the arbitrator as set forth below. In November 2018, Zorlu submitted an agreed-upon request for approval of a procedural arrangement in connection with meeting dates and discovery process.

In January 2019, Dori Energy, EAIS and Dori Energy’s representative on the Dorad board of directors filed their response to the request for permission to file an appeal submitted by Edelcom and Zorlu to the Israeli Supreme Court. On January 30, 2019, the arbitrator ruled to cancel the evidentiary hearings scheduled for March and April 2019 and determined that the parties are to immediately schedule new hearing dates.

Following requests submitted by Zorlu and the Edelsburg Group in connection with discovery on behalf of Dori Energy and EAIS, on January 23, 2019 the parties filed a notice of an agreed-upon process in the matter pursuant to which Dori Energy and EAIS will submit updated discovery on January 24, 2019.

In February 2019, the Edelsburg Group submitted a request to delete sections of EAIS’ response and EAIS and Dori Energy submitted a request to remove redactions from discovery. On February 12, 2019, the Israeli Supreme Court ruled by a majority ruling that the appeal submitted should be accepted by removing the arbitrator from her position and determined that the respondents in the proceedings will pay expenses to Zorlu in the amount of NIS 10,000 (approximately €2,430). In accordance with the arbitration agreement, in the event the arbitrator cannot fulfil her position, the parties are to appoint a replacement arbitrator within 14 days or otherwise request that a court appoint an arbitrator.

The said motions to remove of the arbitrator from her position also relate to the additional proceedings further described below held in front of the same arbitrator.

With respect to the said third party notices, the Company estimates (after consulting with legal counsel) that if the main (Derivative) claim is dismissed then the third party notices will be redundant, whereas if the main claim is accepted, it is more likely than not that the third party notices shall be rejected, as they are based on arguments similar to those raised by the defendants in their statements against of defense filed against the main claim. The Company estimates (after consulting with legal counsel), that at this early stage it is not yet possible to assess the outcome of the proceeding.

Petition to Approve a Derivative Claim filed by Edelcom

On July 25, 2016, Edelcom Ltd., which holds 18.75% of Dorad (“Edelcom”), filed a petition for approval of a derivative action on behalf of Dorad (the “Edelcom Petition”) against Ellomay Energy, Luzon Group, Dori Energy and Dorad following a letter delivered to Dorad on February 25, 2016. The Edelcom Petition refers to an entrepreneurship agreement that was signed on November 25, 2010 between Dorad and the Luzon Group, pursuant to which the Luzon Group received payment in the amount of approximately NIS 49.4 million (approximately €11.9 million) in consideration for management and entrepreneurship services. Pursuant to this agreement, the Dori Group undertook to continue holding, directly or indirectly, at least 10% of Dorad’s share capital for a period of 12 months from the date the Dorad Power Plant is handed over to Dorad by the construction contractor. The Edelcom Petition claims that as a consequence of the management rights and the options to acquire additional shares of Dori Energy granted to the Company pursuant to the Dori Investment Agreement, the holdings of the Dori Group in Dorad have fallen below 10% upon execution of the Dori Investment Agreement. The Edelcom Petition therefore claims that Dori Group breached its commitment according to entrepreneurship agreement and requests that a derivative action be approved to recover an amount of NIS 49.4 million, plus linkage and interest from the defendants.

The Company estimates (after consulting with legal counsel), that at this early stage it is not yet possible to assess the outcome of the proceeding. As noted above, on December 27, 2016, an arbitration agreement was executed pursuant to which this proceeding, as well as the proceeding mentioned above and below will be arbitrated before Judge (retired) Hila Gerstel and the proceeding before the court was deleted. On February 23, 2017, Edelcom submitted the petition to approve the derivative claim to the arbitrator. For more information see above.

Statement of Claim filed by Edelcom

In July 2016, Edelcom filed a statement of claim (the “Edelcom Claim”), with the Tel Aviv District Court against Dori Energy, Ellomay Energy, the Luzon Group, Dorad and the other shareholders of Dorad. In the Edelcom Claim, Edelcom contends that a certain section of the shareholders agreement among Dorad’s shareholders (“the Dorad SHA”), contains several mistakes and does not correctly reflect the agreement of the parties. Edelcom claims that these purported mistakes were used in bad faith by the Luzon Group, Ellomay Energy and Dori Energy during 2010 in connection with the issuance of Dori Energy’s shares to Ellomay Energy and that, in effect, such issuance was allegedly in breach of the restriction placed on Dorad’s shares and the right of first refusal granted to Dorad’s shareholders in the Dorad SHA. The Edelcom Claim requests the court to: (i) issue an order compelling the Luzon Group, Ellomay and Dori Energy to act in accordance with the right of first refusal mechanism included in the Dorad SHA and to offer to the other shareholders of Dorad, including Edelcom, a right of first refusal in connection with 50% of Dori Energy’s shares (which are currently held by Ellomay Energy, a wholly-owned subsidiary of the Company), under the same terms agreed upon by the Luzon Group, Ellomay Energy and Dori Energy in 2010, (ii) issue an order instructing Dorad to delay all payment due to Dori Energy as a shareholder of Dorad, including dividends or repayment of shareholders’ loans, for a period as set forth in the Edelcom Claim, (iii) issue an order instructing Dorad to remove Dori Energy’s representative from Dorad’s board of directors (currently Mr. Hemi Raphael, who also serves on the Company’s Board) and to prohibit his presence and voting at the Dorad board of directors’ meetings, for a period as set forth in the Edelcom Claim, and (iv) grant any other orders as the court may deem appropriate under the circumstances.

As noted above, on December 27, 2016, an arbitration agreement was executed pursuant to which this proceeding, as well as the two proceeding mentioned above, will be arbitrated before Judge (retired) Hila Gerstel and the proceeding before the court was deleted.

On February 23, 2017, Edelcom submitted the statement of claim to the arbitrator. For more information see above. The Company estimates (after consulting with legal counsel), that at this early stage it is not yet possible to assess the outcome of the proceeding.

                Opening Motion filed by Edelcom

On December 8, 2016, Edelcom filed an opening motion with the Economic Department of the Tel Aviv-Yaffo District Court against the Luzon Group, Dori Energy and Dorad (“the Opening Motion”). The Opening Motion was filed shortly after the publication in Israel of a prospectus by the Luzon Group for the issuance of debentures to the Israeli public, proposed to be secured, among other securities, by a pledge on Dori Energy’s shares that are held by the Luzon Group (representing a 50% ownership percentage in Dori Energy, with us, indirectly, holding the remaining 50%). In the Opening Motion, Edelcom requests the court to declare that: (a) the creation of a lien on Dori Energy’s shares held by the Luzon Group triggers the right of first refusal mechanism included in the Dorad SHA, (b) that the Luzon Group and/or Dori Energy are obligated to act in accordance with such right of first refusal and enable the shareholders of Dorad to acquire all of Luzon Group’s holdings in Dori Energy or, indirectly, in Dorad, for a consideration of NIS 70 million less the value of other securities provided to the debenture holders or, alternatively, for an amount to be determined by an economic expert appointed by the court, and (c) to determine that Edelcom’s notice of exercise of its right of first refusal, obligates the Luzon Group and/or Dori Energy.

During January 2017, Edelcom filed a request to amend the Opening Motion to request the court to also examine the issuance of shares of Dori Energy to Ellomay Energy in 2010 as, based on Edelcom’s position, the pledging of Dori Energy’s shares by the Luzon Group finalized the disposition of all of the Luzon Group’s shares in Dori Energy to third parties and therefore Edelcom claims that the right of first refusal included in the Dorad SHA is available to Edelcom. During January 2017 the Luzon Group filed its response to the Opening Motion and a request to schedule an urgent hearing. Thereafter, the Luzon Group filed its objection to Edelcom’s request to amend the Opening Motion claiming that Edelcom did not disclose the relevant sections of the Dorad SHA and the request to amend the Opening Motion does not comply with the applicable law regarding amending court claims. During January 2017, after the Luzon Group amended its prospectus to reflect the issuance of unsecured debentures, Edelcom filed a motion to stop the Opening Motion as Edelcom claimed it was no longer relevant. The Luzon Group requested the court to either rule that Edelcom’s request to stop the Opening Motion permits the creation of the lien on the Luzon Group’s shares of Dori Energy or, to the extent Edelcom has not changed its claims, the request to stop the Opening Motion should be rejected and the case ruled on by the court as soon as possible in order to enable the Luzon Group to provide a pledge on its shares of Dori Energy to its debenture holders.

In February 2017, Edelcom filed its response to the Luzon Group’s request noting that the Luzon Group’s position is not possible as the Luzon Group undertook not to pledge Dori Energy shares until the Opening Motion is decided on and on the other hand the Luzon Group claims that there is still an undertaking to provide the pledge. The trustee of the debentures issued by the Luzon Group notified the court that it does not have a position in the matter. During March 2017 a hearing was held and it was decided that the Luzon Group will file during March 2017 an opening motion on its behalf and such opening motion was filed by the Luzon Group. A hearing was scheduled for May 2017. Based on its review of the Opening Motion and related documents, the Company estimates that the chances of the court dismissing the Opening Motion filed by Edelcom are higher than the chances of the court granting the relief requested in such Opening Motion.

On January 5, 2017, Ellomay Energy LP filed a request to join the proceeding as the outcome of the Opening Motion may materially affect its rights. The court approved Ellomay Energy LP’s request. In March 2017, the Luzon Group filed an opening motion on its behalf requesting that the court rule on the issues raised in the Opening Motion. On August 31, 2017, the court ruled that a pledge on Dori Energy's shares held by the Luzon Group as contemplated by the Luzon Group in its prospectus governing the debentures issued by the Luzon Group does not trigger a right of first refusal to any of Dorad's shareholders. The Court further determined that Edelcom will pay legal expenses to the Luzon Group and the other parties to the proceeding. The Luzon Group noted in its filing with the Israel Securities Authority that subject to the ruling becoming final and the passing of the appeal period on this ruling, its conditional undertaking to provide a pledge on its Dori Energy shares will become effective. On October 26, 2017, Edelcom filed an appeal with respect to the ruling of the Israeli District Court with the Israeli Supreme Court.

In February 2018, following the filing by the various parties of their claims and responses, a hearing was held in the Israeli Supreme Court and Edelcom withdrew the appeal and it was dismissed. In February 2018, a pledge was registered on the Luzon Group’s rights in, and shares of, Dori Energy for the benefit of the Luzon Group’s series H debentures.

Composition of the investments

	December 31
	2018	2017
	€ in thousands

Investment in shares	19,641	18,515
Long-term loans	8,774	9,860
Deferred interest	(669)	(720)
	27,746	27,655
Current Maturities of the long-term loans	415	3,165
	28,161	30,820

                               Changes in investments

	2018	2017
Changes in equity and loans:	€ in thousands
Balance as at January 1	30,820	30,509
Repayment of long term loans	(4,576)	(407)
Interest on long term loans	1,079	1,104
Deferred interest	52	54
Elimination of interest on loan from related party	(1,130)	(1,158)
The Company’s share of income	2,545	1,531
Foreign currency translation adjustments	(629)	(813)
Balance as at December 31	28,161	30,820

   Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position

								Equity
	Rate of	Current	Non-current	Total	Current	Non- current	Total	attributable to the owners of the	Company’s	Surplus Costs and	Other	Carrying Amount of
	ownership	Assets	assets	assets	liabilities	liabilities	liabilities	Company	share	goodwill	Adjustments	investment
	%	€ in thousands
2018
Dori Energy	50	1,154	49,629	50,783	(204)	(18,005)	(18,209)	32,574	16,287	3,376	(22)	19,641

2017
Dori Energy	50	8,013	47,959	55,972	(51)	(26,006)	(26,057)	29,915	14,958	3,925	(367)	18,515

(b)	Summary information on operating results

	Rate of ownership as of December	Income for the year	Company’s share	Elimination of interest on loan from related party	Other Adjustments	Company’s share of income of investee
	%	€ in thousands
2018

Dori Energy	50	3,668	1,834	1,130	(419)	2,545
2017

Dori Energy	50	1,751	876	1,158	(503)	1,531

B.	Pumped Storage Projects

Loan to PSP Gilboa and Related Receivables

On July 17, 2013, the Company entered into a loan agreement with A.R.Z. Electricity Ltd. ("A.R.Z. Electricity") that owns, among its other holdings, 24% of the pumped storage project in the Gilboa, Israel ("PSP Gilboa") pursuant to which an amount of approximately NIS 770 thousand (€164 thousand) was loaned to A.R.Z. Electricity. In November 2013 in connection with the sale of A.R.Z. Electricity's holdings in PSP to third parties, the Company and A.R.Z. Electricity reached an agreement according to which the Company is entitled to the repayment of the amount loaned including accrued interest and linkage, amounting to approximately NIS 1,000 thousand (€200 thousand) and may be entitled to additional compensation in the aggregate amount of NIS 6,700 thousand (approximately €1,400 thousand), which will be linked to the Israeli CPI and will be paid in 2 installments of approximately NIS 1,200 thousand (approximately €250 thousand) upon financial closing of PSP Gilboa and NIS 5,500 thousand (approximately €1,160 thousand) upon receipt of permanent licenses for generation of power and the approval of the technical advisor appointed by the financial institutions who have financed PSP Gilboa to the transfer from set up phase to operational phase. The Company received the first installment of approximately NIS 1,200 thousand (approximately €260 thousand) in July 2014 and believes it will also be entitled to receive the second installment. As at December 31, 2018, the Company estimated the fair value of the second installment to be paid at approximately NIS 5,500 thousand (approximately €1,282 thousand) using a discounted cash flow model. The revaluation of such financial asset has been recognized as Other Income in consolidated statements of profit and loss.

Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”)-

On November 3, 2014, Ellomay Manara (2014) Ltd., the Company’s indirectly wholly-owned subsidiary ("Ellomay Manara”), consummated the acquisition of 75% of the rights in Agira Sheuva Electra, L.P. (the “Partnership“), as well as 75% of the holdings in Chashgal Elyon Ltd., which is the general partner in the Partnership (the “GP”), from Electra Ltd. (“Electra”), Ortam Sahar Engineering Ltd. and the Galilee Development Cooperative Ltd., an Israeli cooperative (“Ortam”). The remaining 25% of the holdings in the Partnership and in the GP are held by Sheva Mizrakot Ltd., an Israeli private company (“Sheva Mizrakot”). The Company and Ellomay Manara did not pay any consideration upon the acquisition, and undertook to pay certain consideration upon the fulfillment of certain conditions precedent. On the same date, Ellomay Manara acquired Ortam’s holdings (50%) in the engineering, procurement and construction contractor of the aforementioned project (the “EPC”) and immediately transferred such holdings to a subsidiary of Electra, which, following such transfer, now holds 100% of the EPC. According to the various agreements executed in connection with the Manara PSP, the Company and Ellomay Manara are jointly and severallyliable to all the monetary obligations under these agreements.

As of December 31, 2018, the Company  paid an amount of approximately NIS 3,400 thousand (approximately €798 thousand) on account of the consideration upon the acquisition and may be required, if certain conditions and milestones are met (which conditions and milestones have not currently been met), to pay certain parties additional amounts, which in the aggregate are not expected to exceed an amount of NIS 39,800 thousands (approximately €9,300 thousand).

In August 2016, Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), the Company’s 75% owned subsidiary, received a conditional license for the Manara PSP (the “Conditional License”) from the Israeli Minister of Energy (the “Minister”). The Conditional License initially regulated the construction of a pumped storage plant in the Manara Cliff with a capacity of 340 MW. The Conditional License includes several conditions precedent to the entitlement of the holder of the Conditional License to receive an electricity production license. The Conditional License is valid for a period of seventy two (72) months commencing from the date of its approval by the Minister, subject to compliance by Ellomay PS with the milestones set forth therein and subject to the other provisions set forth therein (including a financial closing, the provision of guarantees and the construction of the pumped storage hydro power plant).

In September 2016, Ellomay PS filed a petition (the “First Petition”), with the Israeli High Court of Justice against the Minister, the Israeli Electricity Authority and Kochav Pumped Storage Ltd. (“Kochav PS”), the owner of the Kochav Hayarden pumped storage project (“Kochav Hayarden Pumped Storage Project”). The First Petition was filed in connection with the decision of the Israeli Electricity Authority, which was approved by the Minister, to extend the financial closing milestone deadline of the Kochav Hayarden Project, which received a conditional license for a pumped storage plant with a capacity of approximately 340 MW in 2014.

Among its claims, Ellomay PS claimed that as the quota for pumped storage projects in Israel is 800 MW, and there is one 300 MW project that has been allocated a portion of such quota, the extension approved by the Israeli Electricity Authority could irreparably harm Ellomay PS’s chances of securing a portion of the quota. In January 2017, the Israeli High Court of Justice dismissed the Petition.

On March 3, 2017, Ellomay PS filed another petition, or the Second Petition, with the Israeli High Court of Justice against the Minister, the Electricity Authority and Kochav PS. Ellomay PS has also filed concurrently with the Second Petition, a motion for an interim relief, which would prevent the Minister and the Israeli Electricity Authority from granting Kochav PS any approval in connection with its compliance with any milestones stipulated in its conditional license. The Second Petition was filed in connection with the decision of the Israeli Electricity Authority, dated February 20, 2017, to extend the following milestones deadlines stipulated in Kochav PS’s conditional license: (i) financial closing milestone deadline; and (ii) construction period for Kochav PS’s project. The Minister and the Israeli Electricity Authority claimed, amongst other claims, that the motion should be dismissed, as should the Second Petition. In May 2017, the Israeli High Court of Justice dismissed the Second Petition.

In June 2017, the court accepted a motion filed by Kochav PS requesting that the court maintain the NIS 2 million guarantee that was provided by Ellomay PS, due to costs and alleged damages incurred by Kochav PS, and costs incurred by the governmental authorities, and ruled that the guarantee will be maintained by the Court for a period of three months pending a filing of a claim for damages by Kochav Hayarden. According to the ruling, in case a claim will not be filed by Kochav PS within the said three months, the guarantee will be returned to Ellomay PS.

On December 27, 2017, Kochav PS filed a statement of claim against Ellomay PS with the Tel Aviv – Jaffa Magistrate Court claiming damages allegedly caused due to delays in connection with the Second Petition. Kochav PS claims damages in an aggregate amount of approximately NIS 4.2 million (approximately €1.02 million). Kochav Hayarden claims damages in an aggregate amount of approximately NIS 4,238 thousand (approximately €1,020 thousand). On March 18, 2018 the Court ordered Kochav PS to submit a Letter of Commitment. In April 2018 Ellomay PS submitted a statement of defense and in August 2018 Kochav PS submitted a plea. In addition, the parties reached an arrangement whereby the NIS 2 million guarantee will be returned to Ellomay PS and the shareholders of Ellomay PS provided a commitement to pay Kochav PS any amount ordered by the Court to be paid by Ellomay PS up to an amount of NIS 1,900 thousand (approximately €443 thousand). Since the claim is in its early stages, at this point it is not possible to assess its chances.

On December 4, 2017, the Israeli Electricity Authority announced the reduction of the capacity stipulated in the Conditional License issued to Ellomay PS from 340 MW to 156 MW. The reduced capacity is based on the remaining capacity in the quota determined by the Israeli Electricity Authority after deducting the capacity already allocated to two projects that are in more advanced stages than the Manara PSP. The Israeli Electricity Authority also announced the extension by an aggregate period of six months of the deadline for producing a connection survey in both conditional licenses. In its decision, the Israeli Electricity Authority noted that in the event one of the holders of the conditional licenses reaches financial closing, the Israeli Electricity Authority will commence the process of revoking the other conditional licenses for projects that have not yet reached financial closing.

The Company expects to continue promoting the Manara PSP but may, for various reasons including changes in the applicable regulation and adverse economic conditions, resolve not to continue the advancement of the Manara PSP without further liability to the other parties under the aforementioned agreements.

Composition of Advances on account of investments

	December 31
	2018	2017
	€ in thousands
On account of the Manara PSP	798	825
On account of the Talasol Project	-	8,000
	798	8,825

Composition of short-term and long-term financial assets

	December 31
	2018	2017
	€ in thousands
Income receivable in connection with the A.R.Z. Electricity PSP	1,282	1,249
	1,282	1,249

C.            Subsidiaries

1.	Waste-to-energy (“WtE”) Projects in the Netherlands

In July 2016, the Company, through its wholly-owned subsidiary Ellomay Luxemburg Holdings S.àr.l. (“Ellomay Luxemburg”), entered into a strategic agreement (“the Ludan Agreement”), with Ludan Energy Overseas B.V. (an indirectly wholly-owned subsidiary of Ludan Engineering Co. Ltd. (TASE: LUDN)) (“Ludan”) in connection with WtE (specifically Gasification and Bio-Gas (anaerobic digestion)) projects in the Netherlands. Pursuant to the Ludan Agreement, subject to the fulfillment of certain conditions (including the financial closing of each project and receipt of a valid Sustainable Energy Production Incentive subsidy from the Dutch authorities and applicable licenses), the Company, through Ellomay Luxembourg, will acquire at least 51% of each project company and Ludan will own the remaining 49% (each project that meets the conditions under the Ludan Agreement is referred to as an “Approved Project”).

In the event additional entities will invest in an Approved Project, their holdings will not dilute Ellomay Luxembourg's 51% share without the Company's prior approval, and in any case, Ellomay Luxembourg and Ludan will maintain the majority stake in each of the project companies. See Note 23.

Groen Goor Anaerobic Digestion Project- Pursuant to the Ludan Agreement, the Company, through Ellomay Luxemburg, entered in July 2016 - November 2016 into loan agreements with Ludan whereby the Company provided loans in the aggregate amount (including accrued interest) of approximately €2,115 thousand, as of December 31, 2018, to Ludan (“the Ludan Loans”), for purposes of the acquisition of the rights in Groen Gas Goor B.V. (“Groen Goor”), a project company developing an anaerobic digestion plant, with a green gas production capacity of approximately 375 Nm3/h, in Goor, the Netherlands (“the Goor Project”) and the land on which the Goor Project will be constructed.

Ellomay Luxemburg was issued shares representing a 51% interest in Groen Goor. The Ludan Loans converted into shareholder’s loans on December 20, 2016, upon the financial closing of the Goor Project. During September 2016, the Company, through Ellomay Luxembourg, entered into two separate memorandums of understanding (“MOUs”), with Ludan, setting forth Ludan’s and the Company agreed material principles and understandings with respect to the Goor Project's EPC and O&M agreements. Pursuant to such MOUs, in November 2016 Groen Goor entered into an EPC agreement with Ludan.

The Groen Goor facility commenced operations on November 2017.

Groen Gas Oude-Tonge Anaerobic Digestion Project- The Company, through Ellomay Luxemburg, entered in April 2017 - June 2017 into loan agreements with  Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) whereby the Company provided shareholder loans to Groen Gas Oude Tonge in the aggregate amount (including accrued interest) of approximately €1,836 thousand, as of December 31, 2018, for purposes of developing an anaerobic digestion plant, with a green gas production capacity of approximately 475 Nm3/h, in Oude-Tonge, the Netherlands (“the Oude-Tonge Project”) and the acquisition of the land on which the Oude-Tonge Project will be constructed. Ellomay Luxemburg was issued shares representing a 51% interest in Groen Gas Oude Tonge.

During April 2017, Oude-Tonge, entered into an EPC agreement with Ludan.

1.	Waste-to-energy (“WtE”) Projects in the Netherlands

Groen Gas Oude-Tonge Anaerobic Digestion Project- (cont’d) In April 2018, Oude-Tonge drew the second facility in the amount of €1,700 thousand provided under the financing agreement with Coöperatieve Rabobank U.A.

The second facility has two tranches: (i) one with principal amounts of €1,540 thousand with a fixed annual interest rate of 2.9% for the first five years, for a period of 12.25 years and (ii) one with principal amounts of €160 thousand with a fixed annual interest rate of 3.4% for the first five years, for a period of 12.25 years, repayable in equal monthly installments commencing three months following the connection of the Project to the grid that occurred in June 2018.

The Oude-Tonge facility commenced operations in June 2018.

2.	New project in Spain

In April 2017, the Company, through one of its subsidiaries, entered into a share purchase agreement (the “SPA”), pursuant to which it purchased the entire share capital of a Spanish company, Talasol Solar S.L.U (“Talasol”), which is promoting the construction of a photovoltaic plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain (the “Project”). The SPA provides that the purchase price for Talasol's shares is €10 million, to be paid following the occurrence of customary conditions subsequent. An amount of  €8 million out of such purchase proce was deposited in escrow during May 2017. In October 2018, Ellomay Luxemburg paid €1 million as a down-payment based on an understanding reached with the sellers of the Talasol shares and in January 2019, following the fulfilment or waiver of the conditions subsequent, an additional amount of €7 million was paid to the sellers, thus releaseing the €8 million escrow deposited in May 2017 back to Ellomay Luxemburg. The remaining amount of €2 million was deposited in January 2019 in a trust account held in escrow to the sellers of the Talasol shares upon the earliest of three years following the execution of the SPA or the issuance of the commissioning certificate of the Talasol Project.

In June 2018, the Company’s Spanish subsidiary, Talasol, entered into an engineering, procurement & construction agreement (the "EPC Agreement") with METKA EGN Limited ("METKA EGN").

The EPC Agreement provides a fixed and lump-sum amount of €192.5 million for the complete execution and performance of the works defined in the EPC Agreement. The works include the engineering, procurement and construction of the Talasol Project and the ancillary facilities for injecting power into the grid, including a 400 kV step-up substation, the high voltage interconnection line to the point of connection to the grid and performance of two years of O&M services. METKA EGN is expected to complete the works under the EPC Agreement within a period of 16 months from the commencement date. The EPC Agreement further provides that in the event the Talasol Project does not reach financial closing within 14 months, both parties can terminate the EPC Agreement. The EPC Agreement includes additional standard provisions, including with respect to liquidated damages in connection with delays and performance, performance guarantees, suspension and termination.

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol Project for a period of 10 years (the "PPA").The power produced by the Talasol Project is expected to be sold by Talasol in the open market for the then current market power price and the PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the PPA. The hedge transaction becomes effective on Talasol requesting that the counter party will fix the fixed price pursuant to the price adjustment mechanism. Talasol has the right to do this at any time following the execution of the PPA and no later than March 31, 2019.

In July 2018, Talasol executed a pre-hedge transaction with Goldman Sachs International in connection with the prospective project financing for the construction of a photovoltaic plant. The pre-hedge transaction is a fixed for floating interest rate swap intended to lock-in cursrent market floating rates. The hedge transaction is contingent up on the financial closing of the Talasol Project.

In December 2018, Talasol entered into a set of agreements governing the procurement of financing in the aggregate amount of approximately €177 million (the "Project Finance"). The Project Finance consists of several facilities from Deutsche Bank AG and from the European Investment Bank ("EIB") under the Investment Plan for Europe known as the Juncker Plan. The consummation of the Project Finance is subject to the occurrence of certain events and circumstances, including the fulfilment of the conditions to closing, that are not entirely within the control of the Company or Talasol. There can be no assurance as to whether or when the conditions to closing will be satisfied.

D.            Subsidiaries – Israeli Service Concession project

In June 2017, the Company executed an agreement (the “Talmei Yosef Agreement”) to acquire 100% of the equity of an Israeli company ("Talmei Yosef") that owns (through its subsidiaries) a photovoltaic site with fixed technology and a nominal capacity of approximately 9 MWp in Talmei Yosef, Israel (the “Talmei Yosef Project”) from Solegreen Ltd. (TASE: SLGN). The Talmei Yosef Agreement provides that the Company will acquire 100% of the equity of the Israeli company, subject to certain conditions precedent, in consideration for an aggregate amount of NIS 39,000 thousand (approximately €9,476 thousand), subject to certain adjustments, after which the aggregate consideration amounted to approximately NIS 48,625 thousand (approximately €11,815 thousand). The Talmei Yosef Project is primarily financed by an Israeli consortium led by Israel Discount Bank. Such conditions precedent were met on October 18, 2017.

The Company performed an analysis of the fair value of identifiable assets acquired and liabilities assumed by applying a discounted cash-flow method.

Identifiable assets acquired and liabilities assumed (based on amounts as described hereunder):

Acquisition date
€ in thousands

Asset from concessions project	28,927
Intangible asset	5,505
Restricted cash	1,795
Long-term loan	(21,370)
Working Capital, net (excluding cash and cash equivalents)	(119)
Deferred tax	(4,887)
Total net identifiable assets	9,851

The aggregate cash flows derived for the Company as a result of the acquisition:

€ in thousands
Cash and cash equivalents paid	11,815
Less - cash and cash equivalents of the subsidiary	(1,964)
9,851

(*)The fair value of the income receivable in connection with concession project was calculated according to the cash flows expected to be received from the Israeli Electricity Authority for a period of 16 years, discounted at a weighted interest rate of 5.9% reflecting the credit risk of the debtor.

Talmei Yosef entered into a service concession agreement with the Israeli Electricity Authority (“IEC”) for the construction of a PV plant in Talmei Yosef. The construction of the PV plant was completed and the PV plant was connected to the grid in November 2013. Under the terms of the agreement with the IEC, Talmei Yosef will operate the PV plant for a period of 20 years as from November 15, 2013. The IEC provides the Company a guaranteed tariff for the electricity produced of NIS 0.9631 per KWp linked to the CPI as of October 2011. The service concession agreement does not contain a renewal option.

E.	Subsidiaries – Regulatory updates

Spain

On October, 5, 2018, the Spanish Royal Decree Law 15/2018 (“RDL 15/2018”) of urgent measures for energy transition and consumer protection was adopted. RDL 15/2018 includes, among others, the following:

1.
It introduces three principles in the activity of self-consumption: (i) the right to self-consume electricity without charges; (ii) the right to shared self-consumption by one or more consumers to take advantage of economies of scale; and (iii) administrative and technical simplification.

2.	Any consumer – whether or not a direct consumer of the market – may acquire energy through bilateral contracting with a producer.

3.
Regarding access and connection permits: (i) the validity of the access and connection permissions granted prior to the entry into force of Law 24/2013 is extended and the aforementioned permits will expire if they have not obtained the authorization of exploitation, on the later of: (a) before March 31, 2020, or (b) five years from the obtaining of the right of access and connection; (ii) the guarantees to be placed for the access and connection permits are increased from €10/kW to €40/kW; (iii) with regards to the actions carried out in the transport or distribution networks by the owners of the access and connection permits which must be developed by the grid operator or distributor, the promoter must advance 10% of the total investment value to be undertaken within a period not exceeding 12 months. Once the aforementioned amount has been paid and the administrative authorization for the generation facility has been obtained, its holder shall, within four months, enter into an Assignment Contract with the transportation grid operator or distributor, otherwise, the validity of the access and connection permits will expire.

4.	RDL 15/2018 suspends for 6 months (the last 3 months of 2018 and the 3 first months of 2019) the tax on the value of electricity production.